SUMMARY PROSPECTUS	March 30, 2018
Papp Small & Mid-Cap Growth Fund (PAPPX)	a series of Papp Investment Trust

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.pappmutualfunds.com/literature.html. You can also get this information at no cost by calling 1-877-370-7277 or by sending an email request to fundinfo@ultimusfundsolutions.com. The current Prospectus and SAI, dated March 30, 2018, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Fund is long-term capital growth.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Deferred Sales Charge (Load)	None
Redemption Fee (as a percentage of the amount redeemed)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.00%(1)
Other Expenses	0.73%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.74%
Less: Management Fee Reductions	0.48%(2)
Total Annual Fund Operating Expenses After Management Fee Reductions	1.26%

(1)	The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that authorizes the Fund to pay up to 0.25% of its average daily net assets for certain expenses related to the distribution and servicing of its shares, but only if the Fund’s Board of Trustees has specifically authorized the payment of such fees. Until at least April 1, 2019, the Board of Trustees will not authorize payment of fees pursuant to the plan.

(2)	The Adviser has contractually agreed, until at least April 1, 2019, to reduce its management fees and to pay the Fund’s operating expenses to the extent necessary to limit Total Annual Fund Operating Expenses to an amount not exceeding 1.25% of the Fund’s average daily net assets. Management fee reductions and operating expenses paid by the Adviser are subject to repayment by the Fund for a period of 3 years after such fees and expenses were incurred, provided that the repayments do not cause Annual Fund Operating Expenses to exceed the foregoing expense limitation. Annual Fund Operating Expenses exclude brokerage costs, taxes, interest, costs to organize the Fund, acquired fund fees and expenses and extraordinary expenses, if any. Prior to April 1, 2019, the expense limitation agreement may be modified or terminated only with approval of the Board of Trustees.

Expense Example. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same and the contractual agreement to reduce management fees and pay other Fund expenses remains in effect only until April 1, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$128	$501	$899	$2,012

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of small capitalization (“small-cap”) and mid-capitalization (“mid-cap”) companies. There is no minimum percentage of assets that must be invested in either small or mid-cap issuers and the Fund may be invested substantially in either small-cap or mid-cap issuers when the Adviser believes such focus is warranted. This investment strategy is a non-fundamental policy of the Fund, and may be changed by the Fund’s Board of Trustees at any time. Shareholders of the Fund will be provided with at least 60 days advance written notice of such a change.

The Adviser defines small and mid-cap companies as companies with market capitalizations, at the time of investment, that do not exceed the market capitalization of the largest company included in the Russell Midcap Growth Index, which was $40.8 billion as of February 28, 2018. The size of the companies included in the Russell Midcap Growth Index will change as a result of market conditions and reconstitution of the Index.

In choosing investments, the Adviser looks for equity securities of companies that it regards as having excellent prospects for capital appreciation at a price, relative to the market as a whole, that does not fully reflect the superiority of that particular company. The Adviser measures a company’s prospects for capital growth by considering, among other factors, growth over extended periods of time, above-average profitability created through operating efficiency rather than financial leverage, and cash flows that appear to confirm the sustainability of growth.

The Adviser generally follows a “buy and hold” strategy and, once a security has been purchased, the Fund will ordinarily retain it for as long as the Adviser believes the security’s prospects for capital growth continue to be favorable and the security is not overvalued in the marketplace. The Adviser may also sell a security if it identifies alternative securities that are more attractive.

Principal Risks

As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund. The success of the Fund’s investment strategy depends largely upon the Adviser’s skill in selecting securities for purchase and sale by the Fund and there is no assurance that the Fund will achieve its investment objective. Because of the types of securities in which the Fund invests and the investment techniques the Adviser uses, the Fund is designed for investors who are investing for the long term. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Common stocks and other equity securities are subject to market risks, such as a rapid increase or decrease in a security’s value or liquidity, and fluctuations in price due to earnings, economic conditions and other factors beyond the control of the Adviser. A company’s share price may decline if a company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence, among other conditions. At times, the stock markets can be volatile and stock prices can change dramatically.

Small and Mid-Cap Company Risk. Investing in small and mid-cap companies involves greater risk than is customarily associated with larger, more established companies. Small and mid-cap companies frequently have less management depth and experience, narrower market penetrations, less diverse product lines, less competitive strengths and fewer resources than larger companies. Due to these and other factors, stocks of small and mid-cap companies may be more susceptible to market downturns and other events, and their prices may be more volatile than larger capitalization companies. In addition, in many instances, the securities of small and mid-cap companies typically are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small and mid-cap companies may be subject to greater price fluctuations. Small and mid-cap companies also may not be widely followed by investors, which can lower the demand for their stock, and they may also suffer from a lack of publicly available information.

Investment Style and Management Risk. The Adviser’s method of security selection may not be successful and the Fund may underperform relative to other mutual funds that employ similar investment strategies. The Fund’s growth style may go out of favor with investors, negatively impacting performance. In addition, the Adviser may select investments that fail to appreciate as anticipated.

Economic and Market Events Risk. The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve and foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate. There can be no guarantee that that economic conditions will be favorable to the Fund, or that the adviser’s response to such market conditions will be effective.

Performance Summary

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Fund by showing the changes in the Fund’s performance for each full calendar year over the life of the Fund, and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. All returns include the reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. All performance information shown below reflects fee waivers and/or expense reimbursements by the Adviser; had advisory fees not been waived and/or Fund expenses not reimbursed, returns would be less than those shown. Updated performance information, current through the most recent month end, is available by calling 877-370-7277.

Annual Total Returns for Years Ended December 31

●	During the period shown in the bar chart, the highest return for a quarter was 14.00% during the quarter ended March 31, 2012.

●	During the period shown in the bar chart, the lowest return for a quarter was -18.07% during the quarter ended September 30, 2011.

Average Annual Total Returns for Periods Ended December 31, 2017

The table presents the impact of taxes on the Fund’s returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after tax-returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

	One Year	Five Years	Since Inception (March 8, 2010)
Papp Small & Mid Cap Growth Fund
Return Before Taxes	25.83%	12.18%	11.78%
Return After Taxes on Distributions	23.52%	11.46%	11.32%
Return After Taxes on Distributions and Sale of Fund Shares	16.51%	9.68%	9.63%

Russell Midcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	25.27%	15.30%	14.06%

Portfolio Management

Investment Adviser

L. Roy Papp & Associates, LLP

Portfolio Manager

Rosellen C. Papp, CFA, Partner and Research Director
Portfolio Manager of the Fund since its inception in 2010

Brian M. Riordan, CFA, Partner and Research Analyst
Portfolio Manager of the Fund since 2018
Assistant Portfolio Manager of the Fund since 2012

Greg S. Smith, CFA, Partner and Research Analyst
Assistant Portfolio Manager of the Fund since 2018

Purchase and Sale of Fund Shares

Minimum Initial Investment

$5,000, except the minimum for an IRA or a gift to minors account is $1,000

Minimum Additional Investment

$1,000

General Information

You may purchase or redeem (sell) shares of the Fund on any day that the New York Stock Exchange (“NYSE”) is open for business. Transactions may be initiated by written request, by wire transfer or through your financial intermediary.

Tax Information

The Fund intends to make distributions that will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, or you are a tax-exempt investor.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4